EXHIBIT 23.1

Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-166181) of Identive Group, Inc. pertaining to the registration of 2,080,000 shares of its common stock,

(2)	Registration Statement (Form S-8 No. 333-166180) of Identive Group, Inc. pertaining to the registration of 2,000,000 shares of its common stock,

(3)	Registration Statement (Form S-8 No. 333-147566) of Identive Group, Inc. pertaining to the Identive Group, Inc. 2007 Stock Option Plan,

(4)	Registration Statement (Form S-8 No. 333-107546) of Identive Group, Inc. pertaining to the 1997 Stock Plan, the 1997 Employee Stock Purchase Plan, and the 1997 Director Option Plan,

(5)	Registration Statement (Form S-8 No. 333-100629) of Identive Group, Inc. pertaining to the, 1997 Stock Plan, the 1997 Employee Stock Purchase Plan, and the 1997 Director Option Plan,

(6)	Registration Statement (Form S-8 No. 333-61272) of Identive Group, Inc. pertaining to the L.A. Vision, Inc. 1997 Stock Option Plan, the Dazzle Multimedia, Inc. 1998 Stock Plan and the Dazzle Multimedia, Inc. 2000 Stock Option Plan,

(7)	Registration Statement (Form S-8 No. 333-51792) of Identive Group, Inc. pertaining to the SCM 2000 Nonstatutory Stock Option Plan, the L.A. Vision, Inc. 1997 Stock Option Plan, the Dazzle Multimedia, Inc. 1998 Stock Plan and the Dazzle Multimedia, Inc. 2000 Stock Option Plan,

(8)	Registration Statement (Form S-8 No. 333-42376) of Identive Group, Inc. pertaining to the 1997 Stock Plan,

(9)	Registration Statement (Form S-8 No. 333-73061) of Identive Group, Inc. pertaining to the Shuttle Technology Group Unapproved Share Option Scheme,

(10)	Registration Statement (Form S-8 No. 333-66397) of Identive Group, Inc. pertaining to the 1997 Stock Plan,

(11)	Registration Statement (Form S-8 No. 333-45795) of Identive Group, Inc. pertaining to the 1997 Employee Stock Purchase Plan,

(12)	Registration Statement (Form S-8 No. 333-45791) of Identive Group, Inc. pertaining to the 1997 Director Option Plan, and

(13)	Registration Statement (Form S-8 No. 333-45789) of Identive Group, Inc. pertaining to the 1997 Stock Plan,

of our report dated August 6, 2010, with respect to the financial statements and notes of Tagstar Systems GmbH for the six month period ended June 30, 2008 in this Current Report (Form 8-K/A) of Identive Group, Inc.

/s/    Ernst & Young Ltd

August 6, 2010

Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-166181) of Identive Group, Inc. pertaining to the registration of 2,080,000 shares of its common stock,

(2)	Registration Statement (Form S-8 No. 333-166180) of Identive Group, Inc. pertaining to the registration of 2,000,000 shares of its common stock,

(3)	Registration Statement (Form S-8 No. 333-147566) of Identive Group, Inc. pertaining to the Identive Group, Inc. 2007 Stock Option Plan,

(4)	Registration Statement (Form S-8 No. 333-107546) of Identive Group, Inc. pertaining to the 1997 Stock Plan, the 1997 Employee Stock Purchase Plan, and the 1997 Director Option Plan,

(5)	Registration Statement (Form S-8 No. 333-100629) of Identive Group, Inc. pertaining to the, 1997 Stock Plan, the 1997 Employee Stock Purchase Plan, and the 1997 Director Option Plan,

(6)	Registration Statement (Form S-8 No. 333-61272) of Identive Group, Inc. pertaining to the L.A. Vision, Inc. 1997 Stock Option Plan, the Dazzle Multimedia, Inc. 1998 Stock Plan and the Dazzle Multimedia, Inc. 2000 Stock Option Plan,

(7)	Registration Statement (Form S-8 No. 333-51792) of Identive Group, Inc. pertaining to the SCM 2000 Nonstatutory Stock Option Plan, the L.A. Vision, Inc. 1997 Stock Option Plan, the Dazzle Multimedia, Inc. 1998 Stock Plan and the Dazzle Multimedia, Inc. 2000 Stock Option Plan,

(8)	Registration Statement (Form S-8 No. 333-42376) of Identive Group, Inc. pertaining to the 1997 Stock Plan,

(9)	Registration Statement (Form S-8 No. 333-73061) of Identive Group, Inc. pertaining to the Shuttle Technology Group Unapproved Share Option Scheme,

(10)	Registration Statement (Form S-8 No. 333-66397) of Identive Group, Inc. pertaining to the 1997 Stock Plan,

(11)	Registration Statement (Form S-8 No. 333-45795) of Identive Group, Inc. pertaining to the 1997 Employee Stock Purchase Plan,

(12)	Registration Statement (Form S-8 No. 333-45791) of Identive Group, Inc. pertaining to the 1997 Director Option Plan, and

(13)	Registration Statement (Form S-8 No. 333-45789) of Identive Group, Inc. pertaining to the 1997 Stock Plan,

of our report dated August 6, 2010, with respect to the financial statements and notes of Multicard GmbH for the six month period ended June 30, 2008 in this Current Report (Form 8-K/A) of Identive Group, Inc.

/s/    Ernst & Young Ltd

August 6, 2010

Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-166181) of Identive Group, Inc. pertaining to the registration of 2,080,000 shares of its common stock,

(2)	Registration Statement (Form S-8 No. 333-166180) of Identive Group, Inc. pertaining to the registration of 2,000,000 shares of its common stock,

(3)	Registration Statement (Form S-8 No. 333-147566) of Identive Group, Inc. pertaining to the Identive Group, Inc. 2007 Stock Option Plan,

(4)	Registration Statement (Form S-8 No. 333-107546) of Identive Group, Inc. pertaining to the 1997 Stock Plan, the 1997 Employee Stock Purchase Plan, and the 1997 Director Option Plan,

(5)	Registration Statement (Form S-8 No. 333-100629) of Identive Group, Inc. pertaining to the, 1997 Stock Plan, the 1997 Employee Stock Purchase Plan, and the 1997 Director Option Plan,

(6)	Registration Statement (Form S-8 No. 333-61272) of Identive Group, Inc. pertaining to the L.A. Vision, Inc. 1997 Stock Option Plan, the Dazzle Multimedia, Inc. 1998 Stock Plan and the Dazzle Multimedia, Inc. 2000 Stock Option Plan,

(7)	Registration Statement (Form S-8 No. 333-51792) of Identive Group, Inc. pertaining to the SCM 2000 Nonstatutory Stock Option Plan, the L.A. Vision, Inc. 1997 Stock Option Plan, the Dazzle Multimedia, Inc. 1998 Stock Plan and the Dazzle Multimedia, Inc. 2000 Stock Option Plan,

(8)	Registration Statement (Form S-8 No. 333-42376) of Identive Group, Inc. pertaining to the 1997 Stock Plan,

(9)	Registration Statement (Form S-8 No. 333-73061) of Identive Group, Inc. pertaining to the Shuttle Technology Group Unapproved Share Option Scheme,

(10)	Registration Statement (Form S-8 No. 333-66397) of Identive Group, Inc. pertaining to the 1997 Stock Plan,

(11)	Registration Statement (Form S-8 No. 333-45795) of Identive Group, Inc. pertaining to the 1997 Employee Stock Purchase Plan,

(12)	Registration Statement (Form S-8 No. 333-45791) of Identive Group, Inc. pertaining to the 1997 Director Option Plan, and

(13)	Registration Statement (Form S-8 No. 333-45789) of Identive Group, Inc. pertaining to the 1997 Stock Plan,

of our report dated August 6, 2010, with respect to the financial statements and notes of Multicard AG for the six month period ended June 30, 2008 in this Current Report (Form 8-K/A) of Identive Group, Inc.

/s/    Ernst & Young Ltd

August 6, 2010

Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-166181) of Identive Group, Inc. pertaining to the registration of 2,080,000 shares of its common stock,

(2)	Registration Statement (Form S-8 No. 333-166180) of Identive Group, Inc. pertaining to the registration of 2,000,000 shares of its common stock,

(3)	Registration Statement (Form S-8 No. 333-147566) of Identive Group, Inc. pertaining to the Identive Group, Inc. 2007 Stock Option Plan,

(4)	Registration Statement (Form S-8 No. 333-107546) of Identive Group, Inc. pertaining to the 1997 Stock Plan, the 1997 Employee Stock Purchase Plan, and the 1997 Director Option Plan,

(5)	Registration Statement (Form S-8 No. 333-100629) of Identive Group, Inc. pertaining to the, 1997 Stock Plan, the 1997 Employee Stock Purchase Plan, and the 1997 Director Option Plan,

(6)	Registration Statement (Form S-8 No. 333-61272) of Identive Group, Inc. pertaining to the L.A. Vision, Inc. 1997 Stock Option Plan, the Dazzle Multimedia, Inc. 1998 Stock Plan and the Dazzle Multimedia, Inc. 2000 Stock Option Plan,

(7)	Registration Statement (Form S-8 No. 333-51792) of Identive Group, Inc. pertaining to the SCM 2000 Nonstatutory Stock Option Plan, the L.A. Vision, Inc. 1997 Stock Option Plan, the Dazzle Multimedia, Inc. 1998 Stock Plan and the Dazzle Multimedia, Inc. 2000 Stock Option Plan,

(8)	Registration Statement (Form S-8 No. 333-42376) of Identive Group, Inc. pertaining to the 1997 Stock Plan,

(9)	Registration Statement (Form S-8 No. 333-73061) of Identive Group, Inc. pertaining to the Shuttle Technology Group Unapproved Share Option Scheme,

(10)	Registration Statement (Form S-8 No. 333-66397) of Identive Group, Inc. pertaining to the 1997 Stock Plan,

(11)	Registration Statement (Form S-8 No. 333-45795) of Identive Group, Inc. pertaining to the 1997 Employee Stock Purchase Plan,

(12)	Registration Statement (Form S-8 No. 333-45791) of Identive Group, Inc. pertaining to the 1997 Director Option Plan, and

(13)	Registration Statement (Form S-8 No. 333-45789) of Identive Group, Inc. pertaining to the 1997 Stock Plan,

of our report dated March 15, 2010 (except Note 26, as to which the date is August 6, 2010), with respect to the consolidated financial statements and notes of Bluehill ID AG for the years ended December 31, 2009 and 2008 in this Current Report (Form 8-K/A) of Identive Group, Inc.

/s/    Ernst & Young Ltd

August 6, 2010